NATIONWIDE VARIABLE INSURANCE TRUST
NVIT J.P. Morgan MozaicSM Multi-Asset Fund
NVIT J.P. Morgan U.S. Equity Fund (formerly, NVIT J.P. Morgan Disciplined Equity Fund)

Supplement dated November 15, 2021
to the Statement of Additional Information (“SAI”) dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT J.P. Morgan U.S. Equity Fund

Effective immediately, the SAI is amended as follows:

1.	The subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of July 31, 2021)
J.P. Morgan Investment Management Inc.
Shilpee Raina, CFA	NVIT J.P. Morgan U.S. Equity Fund	None

2.	The subsection “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of July 31, 2021)
J.P. Morgan Investment Management Inc.
Shilpee Raina, CFA	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

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